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                                                                    Exhibit 23.3

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
International Imaging Materials, Inc:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Joint Proxy Statement/Prospectus.

                                        KPMG Peat Marwick LLP

                                        /s/ KPMG Peat Marwick LLP

Buffalo, New York
September 23, 1997